4Q11 Earnings Conference Call 4Q11 Earnings Conference Call Supplemental Materials January 25, 2012 January 25, 2012 Exhibit 99.2

Safe Harbor Language Safe Harbor Language 2

Introductory Comments 3

Introductory Comments
Summary – Position
•
Stable Balance Sheet Composition
•
Very Balanced; Core Funded; Low C&D Exposure
•
Continued Good Asset Quality; Extraordinary Capital
•
Well Positioned On Interest Rates And Credit Risk
•
Favorable Capital Ratios of Bank Holding Companies With
More Than $5 Billion in Assets
•
Legacy Deposit Growth in 4Q11 And Improved Deposit Mix
•
Future Growth Engines in Multiple Markets
•
Strategic Recruiting Continued During The 4
th
Quarter
•
Fortunately, We Avoided What Ails The Banking Industry
•
Remain Well Positioned For Future Opportunities

Financial Overview 6

Financial Overview
Summary – 4Q11 and 12/31/11
•
T/E Net Interest Income Up $2mm (+2%)
•
Credit Quality Statistics Excluding FDIC Covered Assets And
Acquired Assets Marked To Fair Value:
•
NPA/Assets = 0.87% (0.89% in 3Q11)
•
30+ Days Past Due = 1.37% (1.68% in 3Q11)
•
Loan Loss Reserve/Loans = 1.24% (1.34% in 3Q11)
•
Net COs/Average Loans = 0.31% (0.12% in 3Q11)
•
Provision = $4mm ($6mm in 3Q11)
•
Reported EPS Of $0.59, Up 9% from 3Q11.  Significant Items
Impacting 4Q11 Results Include:

•
Bond Portfolio Gains = +$0.8mm or $0.02
•
Durbin Amendment = -$0.9mm or $0.02
•
Posting Sequencing = -$1.1mm or $0.02
•
Merger/Conversion Costs = $4.3mm or $0.10
•
Property Write-Downs = $0.8mm or $0.02
•
Revenue Bond Impairment = $0.5mm or $0.01
•
FDIC Loan Pool Impairment = $1.6mm or $0.04

Financial Overview Favorable Balance Sheet Growth 8

Cash and
Equivalents,
5%
Investment
Securities,
17%
Mortgage
Loans Held
For Sale, 1%
Acquired
Loans - Fair
Value, 0.2%
Loans - FDIC
Covered, 11%
FDIC Loss
Share
Receivable,
5%
Loans -
Noncovered,
51%
Other Assets,
9%
Financial Overview
Low Risk Balance Sheet At December 31, 2011
40% Of Balance Sheet In Very Low Risk Components

Financial Overview
Trends - Mortgage Interest Rates
•
Conforming
Rates Have
Bounced Off
Of Lows
•
Refi Activity
Has
Diminished
•
Sales Spreads
Remain
Favorable
•
Improved
Competitive
Dynamics In
Mortgage
Business
Source: Bloomberg
as of January 20, 2012

Financial Overview
Mortgage Quarterly Revenues
•
Total 2011
Originations Of
$1.7 Billion
•
In 4Q11 Closed
$516mm (+2%
Vs. 3Q11)
•
In 4Q11 Sold
$495mm (+11%
Vs. 3Q11)
•
4Q11 Vs. 3Q11:
2% Decrease In
Mtg. Revenues
•
$158mm
Locked Pipeline
on 1/20/11

Financial Overview Title Insurance Quarterly Revenues • Title & Mortgage Footprints Don’t Necessarily Overlap • 4Q11: $4.8mm In Revenues (-1% Vs. 3Q11) 12

Financial Overview
Service Charges/Revenues
•
Less Reliance On
Service Charge
Income And
Consumer Fees Than
Peers

0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0%
EBTX
OZRK
PBIB
IBKC
CSFL
HOMB
UCBI
SBCF
BXS
SFNC
RNST
HBHC
PFBX
FSGI
FMFC
TRMK
MSL
SBSI
CCBG
IBKC = 5%
Source: SNL Data as of most recent quarter
Non-Interest Income Excludes Gains on Acquisitions and Investment Sales

Financial Overview
Quarterly Repricing Schedule

1Q12 2Q12 3Q12 4Q12 1Q13
Cash Equivalents 441.7 $              - $       - $       - $       - $
0.62% 0.00% 0.00% 0.00% 0.00%
Investments 143.0 $              141.6 $    127.6 $    103.2 $    78.4 $
3.14% 3.49% 3.24% 3.09% 3.38%
Loans 3,770.4 $           426.2 $    385.8 $    305.7 $    227.5 $
3.73% 5.15% 4.88% 5.16% 5.44%
Time Deposits 564.9 $              585.9 $    456.5 $    291.3 $    126.4 $
1.33% 1.28% 1.41% 1.10% 1.48%
Borrowed Funds 538.7 $              20.8 $     1.5 $       5.8 $       7.1 $
0.94% 2.90% 4.00% 2.23% 3.28%
•
$1.9 Billion In Aggregate Time Deposits Repricing Over
The Next 12 Months At A Weighted Average Rate Of 1.30%

Financial Overview
Interest Rate Simulations
Source: Bancware
model, as of December 31, 2011
•
Fairly Balanced From An Interest Rate Risk Position
•
Degree Is A Function Of The Reaction Of Competitors To Changes In
Deposit Pricing
•
Forward Curve Has A Positive Impact Over 12 Months

Financial Overview Annual Change In Stock Price Source: Bloomberg as of January 23, 2012 16

Financial Overview Price Change By Index Since August 2007 Source: SNL Through January 23, 2012 17

Asset Quality 18

Asset Quality
Loan Portfolio Mix
% based on gross portfolio – excluding discounts on
loans acquired in FDIC-assisted transactions

$000s % of CRE
%
Loans
C&D-IBERIABANK 373,951              16% 5%
CRE-Owner Occupied 964,217              41% 12%
CRE-Non-Owner Occupied 1,007,049            43% 13%
Total Commercial RE 2,345,217 $         100% 30%
Residential
4%
Home Equity
11%
Credit Card
1%
Automobile
0%
Indirect
Automobile
4%
Other Consumer
1%
Business
26%
Commercial RE
32%
FDIC Acquired
Loans
18%
All Other Loans
3%

Asset Quality 4Q11 Compared To Prior Quarters Note: Includes FDIC Assisted Acquisitions 20

Asset Quality Loans Past Due + Non-Accruals ** Beginning in 2011, IBERIABANK fsb was merged with IBERIABANK 21

Asset Quality Trends – Entity NPAs & Past Dues Note: Includes FDIC Assisted Acquisitions 22

Asset Quality Trends – Entity LLR & Net COs Note: Includes FDIC Assisted Acquisitions 23

Asset Quality Loan Mix And 30 Days+ Past Due 24

Asset Quality
Asset Quality
Classified Assets
•
“Classified Assets” Are
Loans That Exhibit
Stress And Warrant
Close Watching
•
At December 31, 2011
Classified Assets were
$206 million
•
Our Classified Assets
As A Percentage Of
Total Assets Are Very
Low, Particularly
Compared To Our Local
Peers

Source: SNL, Company Filings for  2010
IBKC Data as of December 31, 2011 -Excludes covered
loans related to FDIC-Assisted Acquisitions

Asset Quality
Loan Loss Reserve
•
Legacy IBERIABANK Credits Performing Very Well
•
Classified Assets And NPAs Remain Favorable
•
$4.3 Million Loan Loss Provision In 4Q11 (3Q11 = $6.1
Million)
•
$4.6 Million In
Net Charge-Offs
In 4Q11
Excluding FDIC
Covered and
SOP 03-3 Loans
(0.31% Of
Average Loans)

•
The Lowest Level Of
C&D Loan Exposure
Compared To Peers
•
One Of The Lowest
Levels Of NPAs
Compared To Peers
Asset Quality
C&D Loans And NPAs
Compared To Peers
Source: SNL, using most recent quarterly information
NPA/Adjusted Total Assets excludes FDIC covered assets
IBKC data also excludes acquired assets marked to fair value

Asset Quality Commercial Real Estate Loan Portfolio Excludes covered loans related to FDIC-Assisted Acquisitions 28

Asset Quality Commercial Real Estate Loan Portfolio Note: Includes commercial construction and land development loans Excludes covered loans related to FDIC-Assisted Acquisitions 29

Asset Quality Commercial Loan Composition Note: At December 31, 2011; Includes commercial construction and land development loans – excludes Covered Assets 30

Consumer Loan Portfolio 31

Consumer Loan Portfolio
By Product – Score Distribution
Note: Excludes Credit Cards
Excludes Covered Loans from FDIC Acquisitions

Score
Intervals HELOC
Home
Equity
Loans
Unsecured
Lines Unsecured
Other
Secured
Indirect
Auto
800 + 11% 14% 5% 8% 11% 11%
750 - 799 41% 36% 31% 29% 25% 28%
700 - 749 25% 23% 24% 26% 25% 23%
650 - 699 14% 15% 21% 20% 18% 19%
600 - 649 4% 6% 8% 8% 8% 9%
550 - 599 3% 4% 4% 5% 6% 5%
500 - 549 0% 2% 3% 3% 3% 3%
450 - 499 0% 1% 1% 1% 1% 1%
400 - 449 2% 0% 0% 0% 0% 0%
Other 0% 1% 2% 2% 3% 1%
Total 100% 100% 100% 100% 100% 100%
Avg. Score 744        724          730              709              701           716
Consumer Portfolio - Score Distribution By Product

Consumer Loan Portfolio Past Dues By Product • Generally Good And Stable Asset Quality Across Consumer Products Excludes FDIC Loss Share Covered Assets 33

Consumer Loan Portfolio By Product – Origination Mix 34

Consumer Loan Portfolio By Product – Loan-To-Values 35

Consumer Loan Portfolio Indirect – 30+ Days Past Dues 36

Consumer Loan Portfolio Indirect – Net Charge-Offs 37

FDIC Loss Share Performance 38

Loss Share Performance Covered Loan Portfolio Rollforward 39

Markets 40

Markets – Local Economies Unemployment – vs. U.S. MSAs Source: U.S. Department of Labor, Bureau of Labor Statistics 41

Markets – Local Economies
Freddie Mac – Regional Prices
Source: Freddie Mac, FMHPI data series for 3Q2011

Last 5-Year
Housing
Price Last 12 3Q11 vs.
Region States Included Change Months 2Q11
West North Central IA, KS, MN, MO, ND, NE, SD -5.8% -0.8% 2.1%
East South Central TN, AL, MS, KY -9.3% -1.6% 0.3%
West South Central LA, AR, TX, OK -4.2% -2.4% -7.8%
Middle Atlantic NY, NJ, PA -12.7% -2.4% 0.8%
East North Central IL, IN, MI, OH, WI -20.0% -2.7% 1.6%
New England CT, MA, ME, NH, RI, VT -16.6% -2.9% -1.3%
South Atlantic NC, SC, FL, GA, VA, MD, WV, DC, DE -19.2% -4.3% -6.9%
Mountain AZ, CO, ID, MT, NM, NV, UT, WY -25.3% -4.9% 0.3%
Pacific CA, OR, WA, HI, AK -24.6% -5.3% -6.3%
United States -24.8% -4.3% -2.8%

Markets – Local Economies Housing Price Change Vs. U.S. MSAs Source: Freddie Mac, FMHPI data series for 3Q2011 43

Markets – Local Economies Housing Price Trends – IBKC Markets 44

Markets – Local Economies Housing Price Trends – IBKC Markets 45

Markets – Local Economies Housing Price Trends – IBKC Markets 46

Markets – Local Economies Housing Price Trends – IBKC Markets 47

Markets – Local Economies House Price Decline Probability 48

Markets-Local Economies IBKC Market Demographics Source: SNL Financial 49

Markets – Local Economies
IBKC Office Optimization
•
Entered 3 New Markets
•
Acquired 12 Offices (All)
•
Closed/Consolidated 18 Offices
(All Types)
•
Opened 10 New Bank Offices
•
Opened 7 Mortgage Offices
•
Divested/Sold 1 Office
•
5 Office Realignments
1999 Through 2005 Since 2005
•
Entered 27 New Markets
•
Acquired 180 Offices (All)
•
Closed/Consolidated 57 Offices
(All Types)
•
Opened 25 New Bank Offices
•
Opened 29 Mortgage Offices
•
Opened 2 Title Office
•
13 Office Realignments

Markets – Local Economies Oil & Gas Impact Source: Bloomberg 51

Summary Of IBKC
•
Industry Operating Environment--Challenging
•Housing
•Credit Risk
•Interest Rate Risk
•Operations Risk
•
We Tend To Move “Ahead Of The Curve”
•
Focus On Long-Term Investments & Payback
•
Organic And External Growth
•
Expense Controls And Revenue Growth
•
EPS/Stock Price Linkage - Shareholder Focus
•
Favorable Risk/Return Compared To Peers